                        [LOGO OF ATLAS PIPELINE PARTNERS]

                          ATLAS PIPELINE PARTNERS, L.P.

                      MASTER LIMITED PARTNERSHIP CONFERENCE
                                FEBRUARY 28, 2005

SAFE HARBOR                                    [LOGO OF ATLAS PIPELINE PARTNERS]

THE WORDS "BELIEVES, ANTICIPATES, EXPECTS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD LOOKING STATEMENTS.

SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS.

THE RISKS AND UNCERTAINTIES ARE DISCUSSED IN OUR ANNUAL REPORT ON FORM 10-K, OUR QUARTERLY REPORT ON FORM 10-Q; PARTICULARLY THE SECTION TITLED RISK FACTORS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF.

THE COMPANY UNDERTAKES NO OBLIGATIONS TO PUBLICLY RELEASE THE RESULTS OF ANY REVISIONS TO FORWARD LOOKING STATEMENTS, WHICH MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

                                     Page 2
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                                    OVERVIEW

APL - PROFILE                                  [LOGO OF ATLAS PIPELINE PARTNERS]

ATLAS PIPELINE PARTNERS, L.P.

BUSINESS                                NATURAL GAS MID-STREAM
                                        GAS GATHERING & processing

OPERATIONS                              DAY-TODAY OPERATIONS PROVIDED BY GENERAL
                                        PARTNER - 40 YEAR HISTORY IN THE ENERGY
                                        INDUSTRY.

STRUCTURE                               MASTER LIMITED PARTNERSHIP

NYSE SYMBOL                             "APL"

UNITS   - IPO                           1,641,026 SUBORDINATED UNITS
                                        1,500,000 COMMON UNITS
        - 5/03, 4/04 & 7/04 OFFERINGS   4,063,659 COMMON UNITS
          ----------------------------------------------------
        - CURRENT                       7,204,685 TOTAL UNITS

MARKET CAPITALIZATION                   $ 315 MILLION

                                     Page 4
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APL - INVESTMENT HIGHLIGHTS                    [LOGO OF ATLAS PIPELINE PARTNERS]

o    DEMONSTRATED TRACK RECORD OF:

     o    VALUE CREATION

     o    CONSERVATIVE CAPITALIZATION

o    STRATEGICALLY LOCATED ASSETS:

     o    LONG-LIVED APPALACHIAN BASIN

     o    PROLIFIC MID-CONTINENT REGION

     o    EFFICIENT ASSETS WITH LOW MAINTENANCE CAPITAL EXPENDITURE REQUIREMENTS

o    RELATIONSHIP WITH ATLAS AMERICA, INC. (NASDAQ:ATLS)

     o    COMMITTED AND STRONG GENERAL PARTNER / MANAGEMENT TEAM

          o    ALIGNMENT OF INTERESTS

          o    GROWTH DRIVERS

o    OBJECTIVE IS TO INCREASE DISTRIBUTIONS AND VALUE TO UNIT HOLDERS THROUGH

     o    ORGANIC GROWTH

     o    FURTHER MID-STREAM ACQUISITION

                                     Page 5
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                                 VALUE CREATION
                                        &
                               FINANCIAL OVERVIEW

APL - INVESTMENT HIGHLIGHTS                    [LOGO OF ATLAS PIPELINE PARTNERS]

                        APL MARKET PERFORMANCE SINCE IPO

                              [CHART APPEARS HERE]

APL - INVESTMENT HIGHLIGHTS                    [LOGO OF ATLAS PIPELINE PARTNERS]

                             QUARTERLY DISTRIBUTION

                              [CHART APPEARS HERE]

o MARKET CAPITALIZATION INCREASED FROM $40 MM AT IPO TO $315 MM ON FEBRUARY 25, 2005
o DISTRIBUTION EFFECTIVE TAX SHIELD OF 100% IN 2005 AND ESTIMATED IN EXCESS OF 70% FOR 2006
o    TARGETING 10% DISTRIBUTION COVERAGE

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FINANCIAL OVERVIEW                             [LOGO OF ATLAS PIPELINE PARTNERS]

Balance Sheet Highlights at September 30, 2004
(in thousands)

Cash                                    $    29,020
PP&E, Net                                   172,312
Other                                         4,472
                                        -----------
Total                                   $   220,258
                                        ===========

Total Debt                              $    60,222
Partners Capital                            129,446
Other                                        30,590
                                        -----------
Total                                   $   220,258
                                        ===========

Income Statement & EBITDA Highlights
(in thousands)

                                                  Three Months      Nine Months
                                                          ended 9/30/2004
                                                  ------------------------------
Revenue                                           $     34,879      $     43,674
Costs & Expenses
 Direct Operating Costs                                 26,083            27,228
 G&A                                                     1,737             2,901
 DD&A                                                    1,022             2,132
 Interest                                                1,075             1,202
 Term. Acquisition                                       2,987             2,987
Total Costs & Expenses                                  32,904            36,450
                                                  ------------      ------------
Net Income                                               1,975             7,224
Add back Terminated Acquisition                          2,987             2,987
                                                  ------------      ------------
Pro-forma adjusted Net Income                     $      4,962      $     10,211
                                                  ============      ============
Add back
 Interest                                         $      1,075      $      1,202
 DD&A                                             $      1,022      $      2,132
                                                  ------------      ------------
EBITDA -pro forma                                 $      7,059      $     13,545
                                                  ------------      ------------

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                              APPALACHIA OPERATIONS

ASSET OVERVIEW - APPALACHIA                    [LOGO OF ATLAS PIPELINE PARTNERS]

o APL owns approximately 1,400 miles of natural gas gathering pipelines in long-lived Appalachian Basin - over 100 employees of GP operate the Appalachian system.

o    Over 4,250 producing wells delivering natural gas into system

o    System throughput averaged 54.3 MMcf per day in 3Q2004
       o    Up from 41.9 MMcf per day in 1Q2000
       o    APL is paid 16% of the selling price of the gas delivered
       o    $.35 per mcf floor

o    75 separate delivery points connecting with public utility lines

o Abundant additional drilling locations in close proximity to the existing system
       o    1,166 new wells added in past five years & 430 through acquisition.
       o    500 funded wells yet to be connected.

                                                          [GRAPHIC APPEARS HERE]

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ASSET OVERVIEW - APPALACHIA                    [LOGO OF ATLAS PIPELINE PARTNERS]

[GRAPHIC APPEARS HERE]

o Compression capacity:
    o 13,000 hp (3,300 hp leased)
    o 5,000 hp to be added in next 3 months
        o Replacement of 2,000 leased hp
        o Trend to electric driven units
            o More cost effective
                o lower maintenance
                o less expensive fuel cost

o MAINTENANCE CAPITAL EXPENSE
    o approx. $250,000 per year

o GROWTH CAPITAL EXPENSE
    o Fayette County, PA
        o Initiating major $3.5 mm expansion of our system and added delivery point to increase capacity by 15 MMcf/d - to be on-line mid May 2005
        o 21 other mainline projects currently in work - $4.5 mm
    o Crawford & McKean Counties, PA
        o Initiating further major $1 mm expansion or our system
    o Routine well connection costs are predictable
        o $13,500 per well in 1-3Q2004

                                                          [GRAPHIC APPEARS HERE]

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ASSET OVERVIEW - APPALACHIA                    [LOGO OF ATLAS PIPELINE PARTNERS]

                        APPALACHIAN GAS PRICES PER MMBTU

                              [CHART APPEARS HERE]

o APL - APPALACHIA PROVIDES TRANSPORTATION AND COMPRESSION ONLY
    o 95% of throughput is controlled (directly or through managed partnerships) by our GP
    o APL receives 16% of the selling price of the gas as its t&c fee - some fixed fee.
    o GP periodically hedges its production and that of the partnerships it manages.
         o Physical hedges impact APL's t&c fee.
         o Financial hedges (if any) do not

                                    2005                                  2006
                       ------------------------------   -----------------------------------------
                          2Q         3Q         4Q         1Q         2Q         3Q        4Q
                       --------   --------   --------   --------   --------   --------   --------
% GAS HEDGED               68.8       73.3       72.8       81.1       39.7       41.0       41.4
AVG. PRICE/MCF         $   6.88   $   6.88   $   6.92   $   6.94   $   7.10   $   7.10   $   7.10
APL T&C FEE/MCF        $   1.10   $   1.10   $   1.11   $   1.11   $   1.14   $   1.14   $   1.14

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                            MID-CONTINENT OPERATIONS
                       (ATLAS PIPELINE MID-CONTINENT LLC)

ASSET OVERVIEW - MID-CONTINENT                 [LOGO OF ATLAS PIPELINE PARTNERS]

o APL OWNS AND OPERATES APPROXIMATELY 1,900 MILES OF NATURAL GAS GATHERING PIPELINES IN SOUTHERN OKLAHOMA AND NORTHERN TEXAS.
       o Operations provided by 42 employees of our GP located in Tulsa and Velma, Oklahoma.
o GAS IS GATHERED AND DELIVERED TO OUR GAS PROCESSING FACILITY IN VELMA, OKLAHOMA WHERE NATURAL GAS LIQUIDS (NGL) AND IMPURITIES ARE REMOVED.
       o    Inlet volume currently approximately 64.5 mmcf/d
       o Residue gas, currently approximately 51.5 mmcf/d, sold with average 9% retained by APL.
       o NGL, currently approximately 6,500 barrels per day, sold with average 28% retained by APL.
       o Condensate, currently approximately 190 per day, sold with 60% retained by APL.
o    DEMONSTRATED ORGANIC GROWTH
       o throughput averaged 55.1 mmcf per day in 3Q2004 compared to 44 mmcf per day in 3Q2003
       o Wells connected since July 2004 represent 16 mmcf/d in additional volume.
o    ACTIVE DRILLING IN CLOSE PROXIMITY TO THE EXISTING SYSTEM
       o    Over 560 producing wells delivering into system
       o Currently have identified numerous wells permitted for drilling near our system
       o    188 active rigs in Oklahoma

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SYSTEM & FACILITY DESCRIPTION                  [LOGO OF ATLAS PIPELINE PARTNERS]

o    560 RECEIPT POINTS, OF WHICH 90% ARE MEASURED USING ELECTRONIC FLOW
     EQUIPMENT
o 14,000 HP (5,000 HP IS LEASED) AT 16 FIELD BOOSTER SITES AND 20,000 HP AT THE VELMA PLANT.
o    GROWTH CAPITAL EXPENSE - RECENT:
       o  Sour gas injection well to replace SRU
       o $6.9 million 29-mile, large diameter high pressure trunk line that extends northwest from Velma plant to Duncan, Oklahoma.
       o $11.6 mm renovation of the Velma Gas Plant, upgraded compression by replacing thirty four gas-fired engines with six "top shelf" electric-driven compressors.
o    GROWTH CAPITAL EXPENSE - CURRENT:
       o $6 mm expansion of compression capability will increase effective plant inlet capacity from 60 mmcf/d to 90 mmcf/d.

                             [GRAPHIC APPEARS HERE]

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NATURAL GAS SUPPLY - MID-CONTINENT             [LOGO OF ATLAS PIPELINE PARTNERS]

APL MID-CONTINENT PURCHASES, GATHERS, PROCESSES AND MARKETS
o    80% OF TOTAL VOLUMES UNDER PERCENTAGE OF PROCEEDS CONTRACTS
o    20% OF TOTAL VOLUMES UNDER FIXED-FEE CONTRACTS
o    NO KEEP WHOLE CONTRACTS
o    NATURAL GAS SUPPLY GENERALLY UNDER ACREAGE DEDICATION AND LONG TERM
     AGREEMENTS.
       o  Approximately 600 active purchase and gathering contracts
       o  Producers are generally captive to our system
o    APL MID-CONTINENT CONDUCTS HEDGING OF ITS EQUITY GAS, NGL AND CONDENSATE:

                                    2005                                  2006
                       ------------------------------   -----------------------------------------
                          2Q         3Q         4Q         1Q         2Q         3Q         4Q
                       --------   --------   --------   --------   --------   --------   --------
% GAS HEDGED                 83         83         83         42         42         21         21
AVG. PRICE/MCF
(NYMEX)                $   6.24   $   6.24   $   6.24   $   5.95   $   5.95   $   5.86   $   5.74
% NGL HEDGED                 84         84         84         52         52         26         26
AVG. PRICE/GALLON      $    .59   $    .59   $    .59   $    .56   $    .56   $    .56   $    .56
% CONDENSATE
HEDGED                       95         95         95         72         72         48         48
AVG. PRICE/BBL         $  34.25   $  34.25   $  34.25   $  40.96   $  40.96   $  41.08   $  40.77
                       $  30.00   $  30.00   $  30.00

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                               ATLAS AMERICA, INC.
                                   NASDAQ:ATLS
                            (GENERAL PARTNER OF APL)

ATLAS AMERICA, INC. (NASDAQ:ATLS)              [LOGO OF ATLAS PIPELINE PARTNERS]

o    LEADER IN APPALACHIAN DRILLING & PRODUCTION
        o      493 wells completed during twelve months ended 9/30/2004
        o    4,986 wells operated - holds interest in 5,896 wells
        o  233,000 gross acres of developed mineral leases
        o  250,000 gross acres of undeveloped mineral
        o      227 employees

o    OWNER OF ATLAS PIPELINE GP, LLC
        o   25% Combined GP and LP Ownership
              o    1.64 million units held by GP
                     o    Subordination expired on 1/1/2005
              o    2% GP interest with incentive splits up to 50%

o    ATLAS AMERICA, INC. IPO ON MAY 10, 2004 - NASDAQ:ATLS
        o    $15.50 per share - currently trading at $39+/- per share
        o    Current market capitalization of $520+ million
              o    $70+ mm in value of APL units held by GP
        o 80.2% owned By Resource America (NASDAQ:REXI) - pending tax-free distribution to REXI shareholders upon IRS approval

                              [CHART APPEARS HERE]

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GENERAL PARTNER - DRIVING GROWTH               [LOGO OF ATLAS PIPELINE PARTNERS]

ORGANIC - NEW WELL CONNECTION

                   INVESTOR FUNDS RAISED (MILLIONS OF DOLLARS)

                              [CHART APPEARS HERE]

                                  WELLS DRILLED

                              [CHART APPEARS HERE]

                       COMPANY NATURAL GAS PROVED RESERVES

                              [CHART APPEARS HERE]

o Atlas America is a leading syndicator of natural gas drilling programs - 32 year track record

       o $112 million raised in calendar 2004 representing approximately 648 wells to be drilled in Appalachia
       o Expects significant growth in 2005

o    Drilling success rate exceeds 97%

o    Typically maintains 3 to 4 year development inventory

o    Drilled more than 1,000 wells over last three years

o    Connected 335 wells to the APL system in 2004 compared to 270 wells in 2003

o 380 Bcfe of owned and managed proved reserves - 156 Bcfe net proved reserves to Atlas America

o    Low-risk, long-lived reserves

o    250,000 gross undeveloped acres - 2,400 drill sites identified

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CONCLUSION

o    DEMONSTRATED TRACK RECORD OF

        VALUE CREATION

        CONSERVATIVE CAPITAL STRUCTURE

ABILITY FOR IMMEDIATE GROWTH, ORGANIC OR ACQUISITION

o    STRATEGICALLY LOCATED ASSETS

        LONG-LIVED APPALACHIAN BASIN

        PROLIFIC MID-CONTINENT REGION

 EFFICIENT ASSETS WITH LOW MAINTENANCE CAPITAL EXPENDITURE REQUIREMENTS

o    RELATIONSHIP WITH ATLAS AMERICA

        ALIGNMENT OF INTERESTS

        GROWTH DRIVERS

     COMMITTED AND STRONG GENERAL PARTNER / MANAGEMENT TEAM

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                        [LOGO OF ATLAS PIPELINE PARTNERS]

                                                               February 28, 2005